Exhibit 12(1)

CERTIFICATIONS – Exhibit 12(1)

I, Michael McGarvey, certify that:

1. I have reviewed this annual report on Form 20-F of Eidos plc;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Eidos plc as of, and for, the periods presented in this annual report;

4. Eidos plc’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for Eidos plc and have:

a.	designed such disclosure controls and procedures , or caused such disclosure controls and procedures to be designed under our supervision to ensure that material information relating to Eidos plc, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b.	and presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this annual report based on such evaluation; and

c.	disclosed in this annual report any change in Eidos plc’s internal control over financial reporting that occurred during the period covered by the annual report that has materially affected, or is reasonably likely to materially affect, Eidos plc’s internal control over financial reporting;

5. Eidos plc’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Eidos plc’s auditors and the audit committee of Eidos plc’s board of directors (or persons performing the equivalent function):

a.	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Eidos plc’s ability to record, process, summarize and report financial information; and

b.	any fraud, whether or not material, that involves management or other employees who have a significant role in the Eidos plc’s internal control over financial reporting.

Date: 05/12/03

Michael McGarvey Chief Executive Officer